The Equitable Life Assurance Society of the United States

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Annual Report on Form 10-K for the year ended December 31, 2003 of The Equitable Life Assurance Society of the United States (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley B. Tulin, Vice Chairman of the Board and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.









                                                    /s/ Stanley B. Tulin
                                                  --------------------------
                                                    Stanley B. Tulin
                                                    Vice Chairman of the Board
                                                    and Chief Financial Officer


Date: March 30, 2004